UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 15, 2003




                               EARTHNETMEDIA, INC.
              (Exact Name of Small Business Issuer In Its Charter)


           NEVADA                  333-57514                     95-4834274
 (State or Jurisdiction           (Commission                (I.R.S. Employer
     of Incorporation)              File No.)                Identification No.)

                                222 Amalfi Drive
                         Santa Monica, California 90402
                               Tel: (310) 459-1081
          (Address and Telephone Number of Principal Executive Offices)

This Current Report on Form 8-K is filed by EarthNetMedia, Inc., a Nevada corporation (the "Company"), in connection with the matters described herein.

Item 4.  Change in Registrant's Certifying Accountant

         On May 16, 2003, the Registrant engaged Kabani & Company, Inc., Certified Public Accountants, as the Registrant's independent accountants to report on the Company's balance sheet as of December 31, 2002, and the related statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint Kabani & Company, Inc. was approved by the Registrant's Board of Directors.

         The Registrant dismissed Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak") as its auditors effective May 16, 2003. Singer Lewak did not issue any reports on the Registrant's financial statements from the date of their appointment on October 23, 2002 through the date of their dismissal. During the Registrant's association with Singer Lewak as Registrant's independent accountants, there were no disagreements with Singer Lewak within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to Singer Lewak's satisfaction, would have caused Singer Lewak to make reference to the subject matter of the disagreements in connection with its reports.

         On September 20, 2002, John P. Semmens, a Professional Corporation, resigned as the Registrant's independent accountants. During the Registrant's two most recent fiscal years ended December 31, 2001 and 2000, and until their resignation, there were no disagreements with John P. Semmens within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to John P. Semmens satisfaction, would have caused John P. Semmens to make reference to the subject matter of the disagreements in connection with its reports.

         During the Registrant's two most recent fiscal years ended December 31, 2001 and through the period until John P. Semmens resignation on September 20, 2002, there were no "reportable events" (as such term is defined in item 304(a)(1)(iv)(B) of regulation S-B.

         During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Kabani & Company, Inc., neither the Registrant nor anyone on the Registrant's behalf consulted with Kabani & Company, Inc. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

         The Registrant has requested Singer Lewak to review the disclosures contained herein and has provided Singer Lewak the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of Singer Lewak views, or the respects in which Singer Lewak does not agree with the statements contained herein. Singer Lewak have reviewed the disclosures contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-B. A copy of such letter is filed as an Exhibit to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

        Exhibit - Letter from Singer Lewak Greenbaum & Goldstein LLP

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EARTHNETMEDIA, INC.

                                           By:  /s/  FELIZIAN PAUL
                                                --------------------------------
                                                     Felizian Paul
                                                     Chairman of the Board
                                                     and Chief Financial Officer

Date:  May 21, 2003